Securian Funds Trust
Supplement dated November 5, 2021 to the Statement of Additional Information of Securian Funds Trust dated May 1, 2021, as supplemented to date.
Effective October 1, 2021, Brad Angermeier was added as an additional portfolio manager for the SFT Delaware Ivysm Growth Fund.
The following information is added to the chart, which appears on page 72, under the caption “INFORMATION REGARDING PORTFOLIO MANAGERS – DIFA":
Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed	Number of Other Accounts Managed	Assets of Other Accounts Managed
Brad Angermeier*+	-	-	-	-	-	-
*	Portfolio manager for SFT Delaware Ivysm Growth Fund
+	Information provided as of September 30, 2021. Mr. Angemeier began serving the SFT Delaware Ivysm Growth Fund effective October 1, 2021.
The following information is added under the first paragraph under the caption “Ownership of Shares” which appears on pages 73 and 74 of the Statement of Additional Information:
Effective October 1, 2021, Brad Angermeier was added as a portfolio manager of the SFT Delaware Ivysm Growth Fund. As of September 30, 2021, Mr. Angermeier did not beneficially own any shares in the Fund or in any other Fund of the Trust.
Please retain this supplement for future reference.